UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2025

HUBSPOT, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36680	20-2632791
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Canal Park, Cambridge, Massachusetts		02141
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (888) 482-7768

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 per share	HUBS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described in Item 5.07 below, at the HubSpot, Inc. (the “Company”) 2025 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 4, 2025, upon the recommendation of the Company’s Board of Directors (the “Board”), the Company’s stockholders approved the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Amended Charter”) to (i) declassify the Board and (ii) eliminate supermajority voting provisions, as described in greater detail in the definitive proxy statement filed by the Company with the U.S. Securities and Exchange Commission on April 24, 2025 (as amended and supplemented, the “Proxy Statement”).

On June 4, 2025, the Company filed the Amended Charter with the Secretary of State of the State of Delaware and the Amended Charter became effective upon filing.

On June 4, 2025, in connection with the approval of the Company’s stockholders of the Amended Charter, the Board adopted the Company’s Sixth Amended and Restated Bylaws (the “Amended Bylaws”), effective immediately. The Amended Bylaws eliminate the supermajority voting provisions in the Company’s bylaws.

The foregoing descriptions of the Amended Charter and Amended Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Amended Charter and Amended Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 4, 2025, to consider and vote on the six proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as a Class II director for a three-year term ending at the 2028 annual meeting or until his or her successor is elected and qualified. The results of such vote were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
Lorrie Norrington	42,614,595	1,822,255	18,768	5,171,438
Andrew Anagnost	43,089,416	1,346,917	19,285	5,171,438
Dharmesh Shah	43,970,441	470,535	14,642	5,171,438

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of PricewaterhouseCoopers LLP to perform the audit of the Company’s consolidated financial statements for the fiscal year ending December 31, 2025. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
48,207,082	1,392,924	27,050

Proposal 3 – To Approve, on a Non-Binding, Advisory Basis, the Compensation of the Company’s Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
39,584,204	4,804,550	66,864	5,171,438

Proposal 4 – To Approve the Company’s Amended Charter to Declassify the Board

The stockholders approved the Amended Charter to declassify the Board. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
44,400,071	45,489	10,058	5,171,438

Proposal 5 - To Approve the Company’s Amended Charter to Eliminate Supermajority Voting Provisions

The stockholders approved the Amended Charter to eliminate supermajority voting provisions. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
44,382,637	63,406	9,575	5,171,438

Proposal 6 - Stockholder Proposal: Simple Majority Vote

The non-binding stockholder proposal entitled “Simple Majority Vote” was approved. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non- Votes
22,766,147	20,229,136	1,460,335	5,171,438

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Eighth Amended and Restated Certificate of Incorporation dated June 4, 2025.
3.2	Sixth Amended and Restated By-laws of HubSpot, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HubSpot, Inc.

June 10, 2025	By:	/s/ Erika Fisher
Name: Erika Fisher
Title: Chief Legal Officer